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                                                                    Exhibit 10.2

                                                                  EXECUTION COPY

                           SECOND AMENDED AND RESTATED
                               SECURITY AGREEMENT

                               Dated June 6, 2006

                                      From

                              POLYONE CORPORATION,
                                   as Grantor,

                                       to

                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                              as Collateral Trustee

                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----
Section 1.  Grant of Security............................................     3
Section 2.  Security for Obligations.....................................     3
Section 3.  Representations and Warranties...............................     3
Section 4.  Further Assurances...........................................     5
Section 5.  As to Inventory..............................................     6
Section 6.  Insurance....................................................     6
Section 7.  Changes; Bailees.............................................     7
Section 8.  Transfers and Other Liens....................................     7
Section 9.  Collateral Trustee Appointed Attorney-in-Fact................     7
Section 10. Collateral Trustee May Perform...............................     8
Section 11. The Collateral Trustee's Duties..............................     8
Section 12. Remedies.....................................................     8
Section 13. Indemnity and Expenses.......................................     9
Section 14. Amendments; Waivers..........................................    10
Section 15. Notices; Etc.................................................    10
Section 16. Continuing Security Interest; Assignments under
            the Guarantee and Agreement..................................    10
Section 17. Release; Termination.........................................    10
Section 18. Execution in Counterparts....................................    10
Section 19. Governing Law................................................    10
Section 20. Intercreditor Agreement......................................    10

Schedules I  - Location, Chief Executive Office, Place Where Agreements
               Are Maintained, Type Of Organization, Jurisdiction Of Organization And Organizational Identification Number
Schedule II  - Locations of Inventory
Schedule III - Changes in Name, Location, Etc.


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                 SECOND AMENDED AND RESTATED SECURITY AGREEMENT

          SECOND AMENDED AND RESTATED SECURITY AGREEMENT, dated as of June 6, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time, this "Agreement"), made by POLYONE CORPORATION, an Ohio corporation (the "Grantor"), to U.S. BANK TRUST NATIONAL ASSOCIATION ("U.S. Bank"), a national banking association (together with any successor collateral trustee appointed pursuant to Article VII hereof, the "Collateral Trustee"), as trustee for the Secured Holders (as hereinafter defined).

          PRELIMINARY STATEMENTS.

1. The Geon Company, a Delaware corporation and predecessor in interest to the Grantor ("Geon"), has made a guarantee dated as of December 22, 1997 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "Sunbelt Guarantee") in favor of each of the holders of the Guaranteed Secured Senior Notes due 2017, Series G (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "Sunbelt Notes") issued by Sunbelt Cholor Alkali Partnership pursuant to the Note Purchase Agreements, each dated December 22, 1997 between Sunbelt and the purchasers of the Sunbelt Notes.

2. The Grantor has issued (i) 7 1/2% Debentures due 2015 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "Geon Debentures") pursuant to that certain Indenture dated as of December 1, 1995 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "Geon Indenture"), (ii) 8 7/8% Senior Notes due 2012 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "2002 PolyOne Notes") pursuant to that certain Indenture dated as of April 23, 2002 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "2002 PolyOne Indenture") and (iii) 10 5/8% Senior Notes due 2010 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "2003 PolyOne Notes") pursuant to that certain Indenture dated as of May 6, 2003 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "2003 PolyOne Indenture").

3. The Sunbelt Guarantee, the Sunbelt Notes, the Geon Indenture, the Geon Debentures, the 2002 PolyOne Indenture, the 2002 PolyOne Notes, the 2003 PolyOne Indenture and the 2003 PolyOne Notes, and each agreement and instrument delivered by the Grantor pursuant to any of the foregoing, as the same may be supplemented, amended or modified from time to time in accordance with the provisions thereof, are collectively referred to herein as the "Existing Indebtedness Agreements". Pursuant to the Sunbelt Guarantee, the Geon Indenture, the 2002 PolyOne Indenture and the 2003 PolyOne Indenture, the Grantor has agreed not to incur, and not to permit certain of its Subsidiaries to incur, certain Liens (as therein defined) upon certain of its property or assets to secure certain indebtedness without making


                                        1

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effective provision whereby the obligations under the Existing Indebtedness
Agreements shall be secured equally and ratably with the indebtedness secured by such Liens.

4. The Grantor has entered into that certain Amended and Restated Security Agreement, dated as of May 6, 2003 (as amended to, but not including the date hereof, the "Existing Security Agreement"), with the Collateral Trustee or its predecessor, as corporate trustee, and Angelita Pena, an individual residing in the State of New Jersey, or her predecessor, in each case not in an individual capacity but as individual trustee.

5. Concurrently with the execution of this Agreement, the Grantor is entering into a Guarantee and Agreement, dated as of June 6, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Guarantee and Agreement), with each of the financial institutions party thereto, as beneficiary (collectively, the "Beneficiaries"), and Citicorp USA, Inc., as administrative agent for the Beneficiaries thereunder (together with any successor administrative agent appointed pursuant to Article VII of the Guarantee and Agreement, the "Beneficiary Agent").

6. Concurrently with the execution of this Agreement, the Grantor is entering into an amendment and restatement of that certain Collateral Trust Agreement, dated as of May 6, 2003, among the Grantor and the Collateral Trustee or its predecessor, as corporate trustee, and Angelita Pena, an individual residing in the State of New Jersey, or her predecessor, in each case not in an individual capacity but as individual trustee (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Collateral Trust Agreement").

7. Concurrently with the execution of this Agreement, the Grantor is entering into a an amendment and restatement to that certain Intercreditor Agreement, dated as of May 6, 2003, among the Grantor, the Collateral Trustee or its predecessor, as corporate trustee, and Angelita Pena, an individual residing in the State of New Jersey, or her predecessor, in each case not in an individual capacity but as individual trustee, and the other parties thereto (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), pursuant to which the parties thereto shall have agreed to certain matters with respect to, inter alia, the grant of security interests hereunder.

8. This Agreement, the Collateral Trust Agreement, each Successor Collateral Agreement (as defined in the Collateral Trust Agreement) and each other agreement entered into by the Collateral Trustee at the direction of the Required Representatives, including, without limitation, the Intercreditor Agreement, are collectively referred to herein as the "Shared Collateral Documents". The Shared Collateral Documents are intended to secure the Existing Indebtedness Agreements, to the extent required to comply with the provisions of the Existing Indebtedness Agreements, and the Guarantee and Agreement and it is a condition to the occurrence of the Effective Date under the Guarantee and Agreement that the Grantor shall have granted to the Collateral Trustee the pledge and assignment of, and the lien and security interest in, certain property and assets of the Grantor pursuant to the Shared Collateral Documents.

9. Terms defined in the Guarantee and Agreement or the Collateral Trust Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Guarantee and Agreement or the Collateral Trust Agreement, respectively. Further, unless otherwise defined in this Agreement or in the Collateral Trust Agreement, terms defined in Article 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 9. "UCC" means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State


                                        2

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of New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Beneficiaries to enter into the Guarantee and Agreement, the Grantor hereby agrees with the Collateral Trustee for its benefit and in trust for the ratable benefit of the Representatives and the Secured Holders to amend and restate the Existing Security Agreement, effective as of the date hereof, as follows:

          Section 1. Grant of Security. The Grantor hereby assigns a security interest in and pledges to the Collateral Trustee for its benefit and in trust for the equal and ratable benefit of the Representatives and the Secured Holders, and hereby grants to the Collateral Trustee for its benefit and in trust for the equal and ratable benefit of the Representatives and the Secured Holders a lien on and a security interest in, the Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by the Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "Collateral"):

          (a) all inventory in all of its forms, including, without limitation,
     (i) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by the Grantor), and all accessions thereto and products thereof and documents therefor, and all software related thereto, including, without limitation, software that is imbedded in and is part of the inventory (any and all such property being the "Inventory"); and

          (b) all proceeds of the Collateral (including, without limitation, proceeds that constitute property of the types described in clause (a) of this Section 1 and, to the extent not otherwise included, (i) all payments under insurance (whether or not the Collateral Trustee is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

          Notwithstanding anything else herein, the term "Collateral" shall not include any Purchased Property (as such term is defined in the Intercreditor Agreement) or any Post Default Property (as such term is defined in the Intercreditor Agreement).

          Section 2. Security for Obligations. This Agreement secures the payment of all of the Secured Obligations of the Grantor. To the extent that the security interests and Liens granted herein to, and the rights and benefits herein conferred on, the Collateral Trustee on behalf of the Secured Holders comprised of the Sunbelt Notes Holders, the Geon Debenture Holders, the 2002 PolyOne Notes Holders and the 2003 PolyOne Notes Holders, exceed the security interests, Liens, rights and benefits required to be so granted or conferred by the applicable Existing Indebtedness Agreement, such security interests, Liens, rights and benefits shall be limited so as to provide to the Collateral Trustee, on behalf of such Secured Holders and such Secured Holders only those security interests, Liens, rights and benefits that are required by such Existing Indebtedness Agreement.

          Section 3. Representations and Warranties. The Grantor represents and warrants as follows:

          (a) The Grantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.


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          (b) The execution, delivery and performance by the Grantor of this
     Agreement and each other Transaction Document to which it is a party and the consummation of the transactions contemplated hereby and thereby, are within the Grantor's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Grantor's charter or code of regulations or (ii) law or any contractual restriction binding on or affecting the Grantor.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Grantor of this Agreement and each other Transaction Document to which the Grantor is a party other than the filing of UCC financing statements in the relevant jurisdiction.

          (d) This Agreement and each other Transaction Document to which the Grantor is a party, have been duly executed and delivered by the Grantor. This Agreement and each other Transaction Document to which the Grantor is a party are the legal, valid and binding obligations of the Grantor enforceable against the Grantor in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and to general equitable principles.

          (e) The Grantor's exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule I. The Grantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office, in the state or jurisdiction set forth in Schedule I. The information set forth in Schedule I with respect to the Grantor is true and accurate in all respects. The Grantor has not previously changed its name, location, chief executive office, place where it maintains its agreements, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule I except as disclosed in Schedule III.

          (f) All of the Inventory is located at the places specified therefor in Schedule II, as such Schedule II may be amended from time to time pursuant to Section 5(a). The Grantor has not previously changed the location of its Inventory except as set forth in Schedule III.

          (g) The Grantor is the legal and beneficial owner of the Collateral free and clear of any Lien, claim, option or right of others, except for the security interest to be created under this Agreement or permitted under the Guarantee and Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing the Grantor or any trade name of the Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Trustee relating to the Transaction Documents or as otherwise permitted under the Guarantee and Agreement.

          (h) The Grantor has exclusive possession and control of the Inventory, other than the Inventory that is (x) stored at any leased premises or warehouse which leased premises or warehouse is so indicated on Schedule II, as such Schedule II may be amended from time to time pursuant to
     Section 5(a) or (y) in transit. In the case of Inventory located on leased premises or in warehouses, no lessor or warehouseman of any premises or warehouse upon or in which such Inventory is located has (i) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any Inventory, (ii) issued any document for any of the Inventory, (iii) to the knowledge of the Grantor, received notification of any secured party's interest (other than the security interest to be granted hereunder or previous notices sent by the Collateral Trustee) in the Inventory or (iv) any Lien, claim or charge (based on contract, statute or otherwise) on such Inventory.


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          (i) Upon the filing of a financing statement with the Secretary of
     State of the jurisdiction in which the Grantor is organized, all filings and other actions necessary to perfect the security interest in the Collateral created under this Agreement will have been duly made or taken and will be in full force and effect, this Agreement creates in favor of the Collateral Trustee for the benefit of the Representatives and the Secured Holders a valid and, together with such filings and other actions and except as otherwise permitted under the Guarantee and Agreement, perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.

          (j) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is or will be required for (i) the grant by the Grantor of the assignment, pledge and security interest granted hereunder or for the execution, delivery or performance of this Agreement by the Grantor, (ii) the perfection or maintenance of the assignment, pledge and security interest created hereunder (including the first priority nature of such assignment, pledge or security interest), except for the filing of financing and continuation statements under the UCC, which financing statements will, upon filing, have been duly filed and will be in full force and effect, or (iii) the exercise by the Collateral Trustee of its rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally.

          Section 4. Further Assurances. (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or desirable, or that the Collateral Trustee may request, in order to perfect and protect any pledge or security interest granted or purported to be granted by the Grantor hereunder or to enable the Collateral Trustee to exercise and enforce their rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will promptly with respect to the
Collateral: (i) mark conspicuously each document included in Inventory and each of its records pertaining to such Collateral with a legend, in form and substance satisfactory to the Collateral Trustee, indicating that such document or Collateral is subject to the security interest granted hereby; (ii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Trustee may request, in order to perfect and preserve the security interest granted or purported to be granted by the Grantor hereunder; (iii) at the request of the Collateral Trustee, take all action to ensure that the Collateral Trustee's security interest is noted on any certificate of ownership related to any Collateral evidenced by a certificate of ownership; and (iv) deliver to the Collateral Trustee evidence that all other action that the Collateral Trustee may deem reasonably necessary or desirable in order to perfect and protect the security interest created by the Grantor under this Agreement has been taken.

          (b) The Grantor hereby authorizes the Collateral Trustee to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral, in each case without the signature of the Grantor, which shall be filed by the Collateral Trustee upon the receipt of an instruction letter from the Beneficiary Agent requesting the taking of such action and attaching the form of financing statement. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) The Grantor will furnish to the Collateral Trustee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Trustee may reasonably request, all in reasonable detail.


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          (d) The Grantor will hold and preserve its books and records pertaining to any of the Collateral (including, without limitation, customer lists, credit files, computer programs, owned software, printouts and other owned computer materials and records) consistent with past practice, and will permit representatives of the Collateral Trustee at any time during normal business hours to inspect and make abstracts from such records and other documents.

          Section 5. As to Inventory. (a) The Grantor will keep the Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified on Schedule II or, upon 30 days' prior written notice to the Collateral Trustee, at such other places designated by the Grantor in such notice. Upon the giving of such notice, Schedule II shall be automatically amended to add any new locations specified in the notice.

          (b) The Grantor will cause the Inventory to be maintained and preserved in accordance with current practices, and will forthwith, or in the case of any loss or damage to any of such Inventory as soon as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection with the maintenance and preservation thereof that are necessary or desirable to such end. The Grantor will promptly furnish to the Collateral Trustee a statement respecting any loss or damage exceeding $1,000,000 to any of the Inventory.

          (c) The Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Inventory, except to the extent payment thereof is not required by the Guarantee and Agreement. In producing its Inventory, the Grantor will comply with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

          Section 6. Insurance. (a) The Grantor will, at its own expense, maintain insurance with respect to the Inventory in such amounts, against such risks, in such form and with such insurers, as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Grantor operates. The policy of the Grantor for liability insurance shall provide for all losses with respect to the Grantor's Inventory to be paid on behalf of the Collateral Trustee and the Grantor as their interests may appear, and each policy for property damage insurance shall provide for all covered losses with respect to the Grantor's Inventory (except for losses of less than $1,000,000 per occurrence) to be paid directly to the Collateral Trustee. Such policy shall in addition (i) name the Grantor and the Collateral Trustee as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Trustee) as their interests may appear, (ii) contain the agreement by the insurer that any loss with respect to the Grantor's Inventory thereunder shall be payable to the Collateral Trustee notwithstanding any action, inaction or breach of representation or warranty by the Grantor, (iii) provide that there shall be no recourse against the Collateral Trustee for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Collateral Trustee by the insurer. The Grantor will, at the request of the Collateral Trustee, deliver to the Collateral Trustee a certificate of insurance with respect to such insurance and, as often as the Collateral Trustee may reasonably request, a report of a reputable insurance broker with respect to such insurance.

          (b) Reimbursement under any liability insurance maintained by the Grantor pursuant to this Section 6 may be paid directly to the Person who shall have incurred liability covered by such insurance.

          (c) So long as no Actionable Default shall have occurred and be continuing, all insurance payments received by the Collateral Trustee in connection with any loss, damage or destruction of any Inventory will be released by the Collateral Trustee to the Grantor. Upon the occurrence and during the


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

continuance of any Actionable Default, all insurance payments in respect of such Inventory shall be paid to the Collateral Trustee and shall, in the Collateral Trustee's sole discretion, (i) be released to the Grantor or (ii) be held as additional Collateral hereunder or applied as specified in the Collateral Trust Agreement.

          Section 7. Changes; Bailees. (a) The Grantor will not change its name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth in Schedule I without first giving at least 30 days' prior written notice to the Collateral Trustee and taking all action required by the Collateral Trustee for the purpose of perfecting or protecting the security interest granted by this Agreement. The Grantor will not become bound by a security agreement authenticated by another Person (determined as provided in Section 9-203(d) of the UCC) without giving the Collateral Trustee 30 days' prior written notice thereof and taking all action required by the Collateral Trustee to ensure that the perfection and first priority nature of the Collateral Trustee's security interest in the Collateral will be maintained. If the Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Trustee of such organizational identification number.

          (b) If any Collateral is at any time in the possession or control of a lessor, warehouseman, bailee or agent, and if the Collateral Trustee so requests at any time, the Grantor will (i) notify such lessor, warehouseman, bailee or agent of the security interest created hereunder, (ii) instruct such lessor, warehouseman, bailee or agent to hold all such Collateral solely for the Collateral Trustee's account subject only to the Collateral Trustee's instructions (which shall permit such Collateral to be removed by the Grantor in the ordinary course of business until the Collateral Trustee notifies such lessor, warehouseman, bailee or agent that an Actionable Default has occurred and is continuing), (iii) use commercially reasonable efforts, to cause such lessor, warehouseman, bailee or agent to authenticate a record acknowledging that it holds possession of such Collateral for the Collateral Trustee's benefit and shall act solely on the instructions of the Collateral Trustee without the further consent of the Grantor or any other Person, and (iv) make such authenticated record available to the Collateral Trustee, subject to Section 5.01(j) of the Guarantee and Agreement.

          Section 8. Transfers and Other Liens. The Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales of Inventory in the ordinary course of business and sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Guarantee and Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the pledge, assignment and security interest created under this Agreement and Liens permitted under the Guarantee and Agreement.

          Section 9. Collateral Trustee Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Collateral Trustee the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time upon the occurrence and during the continuance of an Actionable Default in the Collateral Trustee's discretion, to take any action and to execute any instrument that the Collateral Trustee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) in consultation with the Grantor, to obtain and adjust insurance required to be paid to the Collateral Trustee pursuant to Section 6;

          (b) in consultation with the Grantor when appropriate, to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;


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

          (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above; and

          (d) in consultation with the Grantor when appropriate, to file any claims or take any action or institute any proceedings that the Collateral Trustee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Trustee with respect to any of the Collateral.

          Section 10. Collateral Trustee May Perform. If the Grantor fails to perform any agreement contained herein, the Collateral Trustee may, as the Collateral Trustee deem necessary to protect the security interest granted hereunder in the Collateral or to protect the value thereof, but without any obligation to do so and without notice, themselves perform, or cause performance of, such agreement, and the expenses of the Collateral Trustee incurred in connection therewith shall be payable by the Grantor under Section 13.

          Section 11. The Collateral Trustee's Duties. (a) The powers conferred on the Collateral Trustee hereunder are solely to protect the Representatives and the Secured Holders' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in their possession and the accounting for moneys actually received by them hereunder, the Collateral Trustee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Representative or Secured Holder has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Trustee shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in their possession if such Collateral is accorded treatment substantially equal to that which they accord their own property. The parties hereto acknowledge and agree that in acting under this Agreement the Collateral Trustee shall be entitled to all rights and benefits accorded to them under the Collateral Trust Agreement.

          (b) Anything contained herein to the contrary notwithstanding, the Collateral Trustee may from time to time, when the Collateral Trustee deems it to be reasonably necessary, appoint one or more subagent (each a "Subagent") for the Collateral Trustee hereunder with respect to all or any part of the Collateral. In the event that the Collateral Trustee so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral hereunder shall be deemed for purposes of this Agreement to have been made to such Subagent, in addition to the Collateral Trustee, for the ratable benefit of the Representatives and the Secured Holders, as security for the Secured Obligations of the Grantor,
(ii) such Subagent shall automatically be vested, in addition to the Collateral Trustee, with all rights, powers, privileges, interests and remedies of the Collateral Trustee hereunder with respect to such Collateral, and (iii) the term "Collateral Trustee," when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Trustee with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Trustee.

          Section 12. Remedies. Notwithstanding any other provision of this Agreement, any exercise of remedies by the Collateral Trustee pursuant to this Agreement shall be subject to the terms of the Intercreditor Agreement, for as long as it shall remain in effect. If any Actionable Default shall have occurred and be continuing:

          (a) The Collateral Trustee may, with the consent of the Required Representatives, and shall at the request of the Required Representatives (as provided in the Collateral Trust

     Agreement), exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to them, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may:
     (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Collateral Trustee forthwith, assemble all or part of the Collateral as directed by the Collateral Trustee and make it available to the Collateral Trustee at a place and time to be designated by the Collateral Trustee that is reasonably convenient to all parties and reasonable given the nature of the Collateral ; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Trustee may deem commercially reasonable; (iii) occupy any premises owned or leased by the Grantor where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate their rights and remedies hereunder or under law, without obligation to the Grantor in respect of such occupation; and
     (iv) exercise any and all rights and remedies of the Grantor under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash held by or on behalf of the Collateral Trustee and all cash proceeds received by or on behalf of the Collateral Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Trustee, be held by the Collateral Trustee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Trustee pursuant to Section 13) in whole or in part by the Collateral Trustee for the ratable benefit of the Representatives and the Secured Holders against, all or any part of the Secured Obligations, as set forth in Section 5.01 of the Collateral Trust Agreement.

          (c) All payments received by the Grantor in respect of the Collateral shall be received in trust for the benefit of the Collateral Trustee, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Collateral Trustee in the same form as so received (with any necessary indorsement).

          Section 13. Indemnity and Expenses. (a) The Grantor agrees to indemnify, defend and save and hold harmless the Collateral Trustee, each Representative and each Secured Holder and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense resulted from such Indemnified Party's gross negligence or willful misconduct.

          (b) The Grantor will upon demand pay to the Collateral Trustee the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Trustee may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Trustee, the Representatives or the other Secured Holders hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

          Section 14. Amendments; Waivers. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Trustee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Trustee, the Representatives or any other Secured Holder to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          Section 15. Notices; Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopier or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, in the case of any Representative or the Collateral Trustee, addressed to each at their respective address specified in the Collateral Trust Agreement and, in the case of the Grantor, at 33587 Walker Road, Avon Lake, Ohio 44012, Attention:
Treasurer; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall be effective upon receipt. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

          Section 16. Continuing Security Interest; Assignments under the Guarantee and Agreement. This Agreement creates a continuing security interest in the Collateral and shall (a) remain in full force and effect until all of the Collateral is released and this Agreement is terminated in accordance with
Section 8.02 of the Collateral Trust Agreement, (b) be binding upon the Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Trustee hereunder, to the benefit of the Collateral Trustee, the Representatives on behalf of themselves and on behalf of the Secured Holders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Holder may assign or otherwise transfer all or any portion of its rights and obligations under the applicable Secured Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Holder herein or otherwise, in each case as provided in of the applicable Secured Agreement.

          Section 17. Release; Termination. All or any portion of the Collateral shall be released by the Collateral Trustee solely on the terms and subject to the conditions set forth in Article VIII of the Collateral Trust Agreement.

          Section 18. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

          Section 19. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          Section 20. Intercreditor Agreement. In the event of any conflict between the provisions of this Agreement and the provisions of the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall govern.

          IN WITNESS WHEREOF, the Grantor has executed this Agreement or caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Grantor:                                POLYONE CORPORATION,
                                        an Ohio corporation, as Grantor


                                        By
                                           -------------------------------------
                                        Title:
                                               ---------------------------------

                                                               Schedule I to the
                                         Amended and Restated Security Agreement

             LOCATION, CHIEF EXECUTIVE OFFICE, TYPE OF ORGANIZATION, JURISDICTION OF ORGANIZATION AND ORGANIZATIONAL IDENTIFICATION NUMBER

                           Chief Executive
                            Office Type of       Type of     Jurisdiction of   Organizational
Grantor       Location       Organization     Organization     Organization       I.D. No.
-------       --------   ------------------   ------------   ---------------   --------------
PolyOne         Ohio     33587 Walker Road,    Corporation         Ohio          34-1730488
Corporation              Avon Lake, Ohio
                         44012


                                 Schedule I - 1

                                                              Schedule II to the
                                         Amended and Restated Security Agreement

                             LOCATIONS OF INVENTORY

                                   [ATTACHED]


                                 Schedule II - 1

                                                             Schedule III to the
                                         Amended and Restated Security Agreement

                         CHANGES IN NAME, LOCATION, ETC.

(1) Changes in the Grantor's Name (including new grantor with a new name and names associated with all predecessors in interest of the Grantor):

          PolyOne Corporation was formed on August 31, 2000 upon the consolidation of The Geon Company, a Delaware corporation ("Geon") and M.A. Hanna Company, a Delaware corporation ("Hanna"). Geon operated under its name from 1993 and Hanna operated under its name from 1985, until consolidation into PolyOne Corporation.

(2)  Changes in the Grantor's Location:

          None.

(3)  Changes in the Grantor's Chief Executive Office:

          None.

(4)  Changes in Location of Inventory:

          None.

(5)  Changes in the Type of Organization:

          None.

(6)  Changes in the Jurisdiction of Organization:

          None.

(7)  Changes in the Organizational Identification Number:

          None.


                                Schedule III - 1